Reserves	12 Months Ended
Dec. 31, 2025
Reserves
Reserves

14. Reserves

(a)	Revaluation surplus

Revaluation surplus represents increases in the fair value of leasehold land and buildings, net of tax, and decreases to the extent that such decrease relates to an increase on the same asset previously recognized in other comprehensive income.

(b)	Other reserve

Other reserve represents members’ deemed contribution arising from reorganization.

(c)	Exchange reserve

The exchange reserve represents:

●	the exchange differences relating to the translation of the Group’s leasehold land and building from the revaluation. The exchange differences are recognized directly in other comprehensive income and accumulated in the exchange reserve. Such exchange differences accumulated in the exchange reserve are reclassified to the consolidated income statement on the disposal of the leasehold land and building.

●	exchange differences arising from the translation of the financial statements of the Company’s subsidiaries whose functional currencies differ from the Company’s reporting currency.

●	For consolidation purposes, the assets and liabilities of foreign subsidiaries are translated into the Company’s reporting currency at the exchange rates prevailing at the balance sheet date, while income and expense items are translated at average exchange rates for the reporting period. The resulting exchange differences are recognized in other comprehensive income and accumulated in the foreign currency translation reserve within equity.

●

The Company’s foreign currency translation reserve is primarily attributable to its subsidiaries with functional currencies denominated in Singapore dollars while the Company’s reporting currency is U.S. dollars.

(d)	Share premium reserve

The share premium reserve represents the excess amounts paid by shareholders above the par value of the shares issued.

(e)	Share application reserve

Share application reserve represents proceeds received from investors in connection with subscriptions for the Company’s ordinary shares for which the issuance of such shares had not been completed as of the reporting date. The amounts are presented within equity as the Company has received subscription proceeds pursuant to binding agreements and, based on the terms of the arrangements, the Company does not have a contractual obligation to deliver cash or another financial asset, except in limited circumstances where the share issuance does not occur.

Management has evaluated the substance of these arrangements in accordance with IAS 32, Financial Instruments: Presentation, and concluded that the balances meet the definition of equity instruments, as the Company expects to settle the arrangements by issuing a fixed number of its own equity instruments for a fixed amount of cash and has no unconditional obligation to refund the proceeds.

Upon the issuance and allotment of the ordinary shares, the balance in share application reserve will be reclassified to share capital and share premium, based on the par value of the shares issued and the excess over par value. No gain or loss will be recognized upon such reclassification.

As of December 31, 2025, the share application reserve amounted to US$1,240,000 (December 31, 2024: US$Nil). Subsequent to the reporting date, the Company issued 1,550,000 million shares upon satisfaction of customary closing conditions, including, where applicable, regulatory approval.

OIO Group

Notes to the Consolidated Financial Statements for Financial Years ended December 31, 2025 and 2024